Exhibit 99.1

Standard BioTools Announces Operational Restructuring Plan to Drive Long-Term Profitable Growth

•	Company expects to achieve $45-$50 million in annualized operating expense savings in fiscal 2025
•	Management to discuss first quarter 2024 financial results, restructuring and strategic initiatives on May 8, 2024 conference call

South San Francisco, Calif., April 25, 2024 -- Standard BioTools Inc. (“Standard BioTools” or the “Company”) (Nasdaq: LAB) today announced that it has initiated a restructuring plan to improve operational efficiency and reduce operating costs, while supporting the execution of the Company’s long-term strategic plan.

“Following the completion of the SomaLogic merger, our management team has conducted a comprehensive review of our business as we continue to execute our strategic growth plan. Today we are taking critical and proactive steps to optimize our cost structure, which reflects the Company’s commitment to accelerate our path to profitability and achieve our long-term financial targets,” said Michael Egholm, PhD, President and CEO of Standard BioTools. “We will continue to focus on disciplined expense management while staying true to our mission of becoming a diversified leader in life sciences tools and empowering our customers to do better world-changing research.”

The restructuring plan is expected to generate annualized operating expense savings of $45 million to $50 million in fiscal 2025, with the majority of the cost takeout to occur in the second half of 2024. The plan focuses on two core areas:

•	Workforce Reduction: The Company has implemented a reduction of approximately 10% of its total workforce to better align the Company’s personnel costs with the current needs of its business. This includes the elimination of certain senior management positions following the closing of the SomaLogic merger. The Company expects expenses related to these reductions in the range of $10 million to $11 million, consisting primarily of cash severance and termination benefits and related costs, and includes approximately $4 million of non-cash expenses related to vesting of share-based awards.

•	Streamlined Operational Expenditures: Includes reductions in overall selling, general and administrative (SG&A) expenses, the closure of the Company’s R&D facility in San Diego, as well as savings related to a more prioritized R&D strategy.

Egholm continued, “We value the immense contributions of our colleagues and I want to express my sincere gratitude to the members of our team who will be departing Standard BioTools. These changes, while difficult, are necessary to support our business as we continue to build the broadest next generation of solutions serving the proteomics customer end market.”

First Quarter 2024 Earnings Conference Call Information

Standard BioTools will host a conference call and webcast on Wednesday, May 8, 2024 at 1:30 p.m. PDT (4:30 p.m. EDT) to discuss first quarter 2024 financial results, operational progress and provide additional detail on today’s announcement. Live audio of the webcast will be available online along with an archived version of the webcast under the Events & Presentations page of the Company’s website.

To participate in the conference call by phone, may do so using one of the following dial-in numbers below:

US domestic callers: 1-888-346-3970

Outside US callers: 1-412-902-4297

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance; expectations, operational and strategic plans; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits of the Company’s operational restructuring plan, including the potential for it to drive long-term profitable growth. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, risks that the anticipated benefits of the operational restructuring plan, including the potential for it to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from this restructuring, including the anticipated decrease in operational expenses, at the levels it expects; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; restructuring activities, including the Company’s subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K filed with the SEC on March 1, 2024, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), previously known as Fluidigm Corporation, is driven by a bold purpose – Unleashing tools to accelerate breakthroughs in human health. Standard BioTools has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop medicines faster and better. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research, and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology, and immunotherapy. Learn more at www.standardbio.com or connect with us on Twitter®, Facebook®, LinkedIn, and YouTubeTM. Standard BioTools, the Standard BioTools logo, Fluidigm, the Fluidigm logo, “Unleashing tools to accelerate breakthroughs in human health,” Hyperion, Hyperion XTi, XTi, and X9 are trademarks and/or registered trademarks of Standard BioTools Inc. or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

Available Information

Standard BioTools uses its website (standardbio.com), investor site (investors.standardbio.com), corporate X account (@Standard_BioT), Facebook page (facebook.com/StandardBioT), and LinkedIn page (linkedin.com/company/standard-biotools) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and Standard BioTools may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Standard BioTools’ website and its social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Investor Contact

David Holmes

Gilmartin Group LLC

(332) 330-1031

ir@standardbio.com